UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to Rule 14a-12
AQUILA, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This filing consists of a presentation (prepared by Great Plains Energy Incorporated, other than the introductory cover page) posted by Aquila, Inc. on its internal website on March 8, 2007.

During employee meetings held on March 7, 2007, Great Plains Energy distributed copies of the attached “welcome” materials to Aquila employees. In order to ensure that all of our employees can access this material, we are posting this material to our Intranet website for our employees’ viewing.

*     *     *     *     *

Additional Information and Where to Find It

In connection with the merger of Aquila with a subsidiary of Great Plains, Great Plains intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. The final joint proxy statement/prospectus will be mailed to the stockholders of Great Plains and Aquila. INVESTORS AND SECURITY HOLDERS OF GREAT PLAINS AND AQUILA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT PLAINS, AQUILA AND THE MERGER. The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Great Plains or Aquila with the Securities and Exchange Commission (“SEC”), may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Great Plains by directing a request to Great Plains at: Great Plains Energy, 1201 Walnut, Kansas City, MO, 64106, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Aquila by contacting us at: Aquila, 20 West Ninth Street, Kansas City, Mo, 64105, Attn: Investor Relations.

Participants in Proxy Solicitation

Great Plains, Aquila and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. Information about the executive officers and directors of Great Plains and their ownership of Great Plains common stock is set forth in Great Plains’ Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on February 27, 2007, and the proxy statement for Great Plains’ 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 20, 2006. Information regarding our directors and executive officers and their ownership of Aquila common stock is set forth in Aquila’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 1, 2007, and the proxy statement for Aquila’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Great Plains, Aquila and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

GREAT PLAINS ENERGY

Aquila
Providing Energy
For Better Living

Page 1

GREAT PLAINS ENERGY

Committed to improving the total
living environment of the
communities we serve

Welcome

Aquila
Employee
Meeting

March 7, 2007

Otoe
Fremont
Page
Taylor
Ringgold
Decatur
Wayne
Appanoose
Davis
Worth
Mercer
Putnam
Schuyler
29
Atchison
Nodaway
Harrison
Sullivan
Adair
Pawnee
Richardson
Holt
Gentry
Grundy
Andrew
Daviess
229
DeKalb
Linn
Macon
Nemaha
Brown
Doniphan
Livingston
Buchanan
Clinton
Caldwell
Chariton
Pottawatomie
Jackson
Platte
Clay
Carroll
Randolph
435
Ray
Leavenworth
Jefferson
Lafayette
Saline
Howard
Manhattan
Shawnee
Kansas City
Shawnee
70
Wabaunsee
Topeka
470
Blue Springs
Lee's Summit
Lawrence
Douglas
Olathe
Johnson
Pettis
Cooper
335
Osage
Franklin
Cass
Moniteau
Miami
35
Henry
Morgan
Lyon
Bates
Benton
Coffey
Anderson
Miller
Saint Clair
Camden
Hickory
Greenwood
Woodson
Allen
Bourbon
Vernon
Cedar
Dallas
Laclede
Wilson
Neosho
Polk
Crawford
Barton
Elk
Dade
44
Wright
Montgomery
Labette
Cherokee
Lawrence
Greene

Page 2

GREAT PLAINS ENERGY

Great Plains Energy

Aquila

GPE - Generation

Aquila - Generation

Forging A Strong Regional Electric Utility

Bridge Strategy Group LLC

Operational Excellence: Tier 1
Comprehensive Energy Plan
Winning Culture
Community Political Regulatory
Strategic Energy

Page 3

GREAT PLAINS ENERGY

Strategic Intent: 5 Components

Top tier performance

Implementation of KCP&L’s
Comprehensive Energy Plan
(CEP)

Our involvement in the competitive
supply business through Strategic
Energy

Realization of Great Plains Energy’s
Winning Culture

Development and strengthening of
relationships with the communities
we serve

A Roadmap for our Company to Become an Industry Leader

Our Guiding Cultural Principal:The GPE IDEAL

Inspired Leadership

Disciplined Performance
Management

Engaged Employees

Accountability

Loyalty

A common sense approach to defining a winning culture

The Integration Planning and Preparation phase
will last through the end of the year

Launch

Teams

Integration Planning and Preparation

Launch Key “Enabler” Activities

Design the Path to
Tier 1

Develop
common
understanding

Develop Integration
Plans & Materials

Feb07

Mar

Apr

May

Jun

Jul

Aug

Sept

Oct

Nov

Dec07

Prepare
‘Day 1’ Plans

Integration Team

Note: Underlined names
are Aquila employees

Finance &
Accounting

Ives

Steering Team

Downey

Integration Planning
Leadership Team

Marshall

Deal

Closure

Kobayashi

Contracts &
Filings

English

IT

Tickles

Energy
Resource
Mgmt.
Kobayashi

Delivery

Herdegen

Plant
Operations
Rollison

Resource
Mgmt.

Laffere

Corporate
Controls

TBD

Accounting

TBD

Trans-
mission

Kurtz

Energy
Solutions

Bryant

Distribution

Gilkey

Customer
Service

Alberts

Facilities

Jacobs

Comp &
Benefits

VanDyne

HR

Sedky

Supply
Chain

TBD

Support
Services

Cheatum

Power
Marketing

Smith

Buchholz

Saitta

Fleener,

Support Teams

Communication: Deggendorf , Wilson

Benchmarking:  Wolf, Wallis, Cheatum, Perkins

Culture: Curry, Cheatum, Armstrong, Morton

Labor Relations:  Curry, Cheatum, Crawford, Herdegen, Ufflemann

Community/Political/Reg Suppt:  Riggins, Giles, Deggendorf,
Vancas, Williams

Project Management: Guarini, Mitchell

O’Dell

Murray, G&E

Anderson

Black Hills
Transition

Kobayashi

Noblet

Armstrong

Beyer

Uffleman,

Banning

Finance &
Risk Mgmt

S. Davidson

Planning &
Budgeting

David Brock

Vancas

Hedrick

Rooney

Lutes

Connell

Stark

Harrod

Information Concerning Forward-Looking Statements

Statements made in this document that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made.  In connection with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Great Plains Energy is providing a number of important factors, risks and uncertainties that could cause actual results to differ materially for the provided forward-looking information.  These include:
obtaining shareholder approvals required for the transactions; the timing of, and the conditions imposed by, regulatory approvals required for the transactions; satisfying the conditions to the closing of the transactions; Great Plains Energy successfully integrating the acquired Aquila, Inc., businesses into its other operations, avoiding problems which may result in either company not operating as effectively and efficiently as expected; the timing and amount of cost-cutting synergies;
unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from Great Plains Energy’s expectations; the actual resulting credit ratings of Great Plains Energy or Aquila, Inc., or their respective subsidiaries; the effects on the businesses of Great Plains Energy or Aquila, Inc., resulting from uncertainty surrounding the transactions; the effect of future regulatory or legislative actions on Great Plains Energy or Aquila, Inc.; and other economic, business, and/or competitive factors. Additional factors that may affect the future results of Great Plains Energy are set forth in its most recent quarterly report on Form 10-Q or annual report on Form 10-K with the Securities and Exchange Commission ("SEC"), which are available at www.greatplainsenergy.com.  Great Plains Energy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the acquisition of Aquila, Inc., by Great Plains Energy, Great Plains Energy intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. The final joint proxy statement/prospectus will be mailed to the stockholders of Great Plains Energy and Aquila, Inc.. INVESTORS AND
SECURITY HOLDERS OF GREAT PLAINS ENERGY AND AQUILA, INC., ARE URGED TO READ THE JOINT PROXY
STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT PLAINS ENERGY, AQUILA, INC., AND THE
ACQUISITION. The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Great Plains Energy or Aquila, Inc., with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Great Plains Energy by directing a request to: Great Plains
Energy, 1201 Walnut, Kansas City, MO 64106, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Aquila, Inc., by contacting Aquila, Inc., 20 West Ninth Street, Kansas City, MO
64105, Attn: Investor Relations.

Participants in Proxy Solicitation

Great Plains Energy, Aquila, Inc., and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. Information about the executive officers and directors of Great
Plains Energy and their ownership of Great Plains Energy common stock is set forth in Great Plains Energy’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 8, 2006, and the proxy statement for Great Plains Energy’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 20, 2006.
Information regarding Aquila, Inc., directors and executive officers and their ownership of Aquila, Inc., common stock is set forth in Aquila’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March
7, 2006 and the proxy statement for Aquila’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March
24, 2006.  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of
Great Plains Energy, Aquila, Inc., and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.